Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeremy Hitchcock, Principal Executive Officer and Principal Financial Officer of Minim, Inc., certify that:

1)	I have reviewed this report on Form 10-K/A of Minim, Inc.; and

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2024	By:	/s/ Jeremy Hitchcock
Jeremy Hitchcock
Principal Executive Officer
Principal Financial and Accounting Officer